Exhibit 10.1

EXECUTION VERSION

TRANSFER, PURCHASE AND SALE AGREEMENT

by and between

Whiting Oil and Gas Corporation,

as the Seller,

BNN Western, LLC,

as Newco

and

BNN Redtail, LLC,

as the Buyer

December 16, 2015

TRANSFER, PURCHASE AND SALE AGREEMENT

This TRANSFER, PURCHASE AND SALE AGREEMENT (this “Agreement”), dated December 16, 2015, is by and between Whiting Oil and Gas Corporation, a Delaware corporation (the “Seller”), BNN Western, LLC, a Delaware limited liability company (“Newco”) and BNN Redtail, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

A. The Seller desires to transfer and assign to Newco in exchange for the proportionate membership interest in Newco, and Newco desires to acquire and assume from the Seller, the Acquired Assets (as defined below) and the Assumed Liabilities (as defined below), upon the terms and subject to the conditions set forth herein.

B. The Seller desires to sell, transfer and assign to the Buyer, and the Buyer desires to acquire and assume from the Seller, the Membership Interest (as defined below) of Newco, upon the terms and subject to the conditions set forth herein.

C. In connection with the sale, transfer and assignment of the Membership Interest, the Buyer, the Seller and Newco, as applicable, desire to enter into, along with certain other agreements, the Transaction Documents (as defined below).

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. The following terms used in this Agreement shall have the following meanings:

“Affiliate” means with respect to any other Person, any Person which, directly or indirectly, controls, is controlled by, or is under a common control with, such first Person; provided that Newco shall be considered an Affiliate of the Seller up until the Closing and shall be considered an Affiliate of the Buyer as of and following the Closing. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreed Claims” has the meaning given in Section 10.5(d).

“Agreement” has the meaning given the Preamble.

“Acquired Assets” has the meaning given in Section 2.1.

“Acquired Contracts” has the meaning given in Section 5.11.

“Acquired Permits” has the meaning given in Section 5.7(a).

“Asset Acquisition Statement” has the meaning given in Section 3.2.

“Assumed Liabilities” has the meaning given in Section 2.3.

“Binding Letter Agreement” means that certain Binding Letter Agreement, dated as of December 16, 2015, by and between Tallgrass Operations, LLC and Whiting Oil and Gas Corporation.

“Business” means the Seller’s freshwater transportation and storage, and produced water gathering and disposal business, in each case on the Dedicated Acreage.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Denver, Colorado are authorized or required by law to be closed.

“Buyer” has the meaning given the Preamble.

“Buyer Indemnitees” has the meaning given in Section 10.2.

“Claim” means any claim, suit, cause of action, set-off, counterclaim, defense, judicial, administrative or arbitral action, suit, mediation, hearing, investigation, inquiry, audit, or proceeding before any Governmental Authority or other right to legal, equitable, administrative, or arbitral remedy of any kind.

“Closing” has the meaning given in Section 4.1.

“Closing Date” has the meaning given in Section 4.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means that certain Confidentiality Agreement entered into by and between Whiting Oil and Gas Corporation and Tallgrass Operations, LLC, dated January 23, 2015, as amended and as further amended from time to time.

“Contract” means any legally binding contract, agreement, note, instrument, lease, license, commitment, arrangement, understanding, undertaking, or other commitment or obligation, whether written or oral.

“Contest” has the meaning given in Section 9.1(a).

“Dedicated Acreage” means the area set forth on Schedule 1.1.

“Deductible” has the meaning given in Section 10.4(a).

“Easements” has the meaning given in Section 5.9(c).

“Environmental Costs and Liabilities” means, with respect to any Person, all Remedial Actions, Losses, Liens, and other liabilities or sanctions incurred as a result of any Claim by any

Governmental Authority or other Person, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any: (a) Environmental Law; (b) any Permit issued under any Environmental Law; (c) any agreement with any Person which relates to any environmental, health or safety condition; or (d) the Release or threatened Release of Hazardous Materials.

“Environmental Laws” means all Legal Requirements governing or relating to pollution or protection of human health, safety, or the environment (including ambient air, surface water, ground water, land, surface or subsurface strata, and natural resources), including (a) those providing liability in connection with or imposing cleanup, investigatory or remediation obligations relative to any Release or threatened Release of Hazardous Materials or the manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials; air, surface or ground water or noise pollution; protection of wildlife, endangered species, wetlands or natural resources; containers, above ground storage tanks, and underground storage tanks; health and safety of employees and other persons; and notification requirements relating to the foregoing; and (b) those otherwise relating to any environmental aspect of the manufacture, processing, distribution, use, treatment, storage, disposal, emission, discharge, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, including all underlying regulations and sub-regulatory guidance.

“Excluded Assets” has the meaning given in Section 2.2.

“Excluded Liabilities” has the meaning given in Section 2.4.

“Fundamental Representations” has the meaning given in Section 10.1.

“Governmental Authority” means any (a) U.S. or foreign federal, state, local, tribal, provincial, municipal, or other government (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or (b) body entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or Taxing Authority or power of any nature.

“Hazardous Materials” means all pollutants, contaminants, pesticides, radioactive substances, solid wastes or hazardous or extremely hazardous, special, dangerous or toxic wastes, substances, chemicals or materials within the meaning of any Environmental Law, including any (a) “hazardous substance” as defined in Comprehensive Environmental Response, Compensation and Liability Act, (b) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, and (c) any brine water, frac water, produced water, flowback water, petroleum and petroleum products.

“Indemnified Party” has the meaning given in Section 10.5(a).

“Indemnifying Party” has the meaning given in Section 10.5(a).

“Indemnity Claim” has the meaning given in Section 10.5(a).

“Knowledge of the Buyer” or “to the Buyer’s Knowledge” (and any similar phrases as they relate to the Buyer) means the actual knowledge, without any duty of inquiry, of Jeff Nelson and Dick Sears.

“Knowledge of the Seller” or “to the Seller’s Knowledge” (and any similar phrases as they relate to the Seller) means the actual knowledge, without any duty of inquiry, of Rick Ross, Mike Stahl and Dusty Tucker.

“Leased Real Property” has the meaning given in Section 2.1(d).

“Legal Requirement” means any order, constitution, law, ordinance, rule, regulation, statute, code or treaty issued by any Governmental Authority, including an arbitration panel, any principle of common law or judicial or administrative interpretation thereof.

“License” means a license to occupy and utilize the Easements set forth on Schedule 5.9(c).

“Liens” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, hypothecation, license, lease, charge, option, right of first refusal, easement, covenant, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, or any other direct or indirect restriction or limitation, including mechanic’s liens.

“Loss” or “Losses” means any and all liabilities, claims, damages, awards, judgments, losses, settlement payments, cost, expenses, fees (including reasonable fees for legal, accounting and similar expenses, court costs and other costs of administrative proceedings or litigation), charges, fines, penalties, Liens, Taxes, interest, and other obligations of any kind.

“Material Adverse Effect” means any change, circumstance, effect, event, occurrence, state of facts or development that has (or could reasonably be expected to have) a material adverse effect on (a) the Business, Acquired Assets, or Assumed Liabilities, taken individually or as a whole, or (b) the ability of Seller to perform its obligations under this Agreement, the Transaction Agreements, or the transactions contemplated hereby or thereby in a timely manner, including a prospective effect that would likely result from a current event or circumstance.

“Member” means each Person that is designated as a member underneath the Newco LLC Agreement.

“Membership Interest” means a Member’s entire interest in Newco and all rights and liabilities associated therewith.

“Newco LLC Agreement” means the Limited Liability Company Agreement of Newco, effective as of December 7, 2015.

“Organizational Documents” means the articles of incorporation, bylaws, operating agreement, limited liability company agreement, partnership agreement, limited partnership agreement, board resolutions, and other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

“Order” means any order, decree, judgment, injunction (temporary, preliminary, or permanent), writ, assessment, arbitration award, or ruling by any Governmental Authority.

“Permit” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Permitted Liens” means (a) liens for Taxes and assessments that are not yet due and payable as of the Closing, (b) zoning, entitlement and other land use and environmental regulations by any Governmental Authority, provided that, in the case of (b), such regulations have not been violated and do not materially impact Newco’s ability to conduct the Business following the Closing, (c) materialmen’s, mechanics’, repairmen’s, employees’, contractors’, operators’ or other similar liens or charges arising in the ordinary course of business that are incidental to construction, maintenance or operation of any of the Acquired Assets and which are not, individually or in the aggregate, material to the Business or the Acquired Assets, (d) defects in the early chain of title consisting of the mere failure to recite marital status in a document or omissions of heirship or probate proceedings unless Newco provides affirmative evidence that the lack thereof has resulted in another Person’s actual and superior claim of title to any of the Acquired Assets or Easements, and (e) any defects to the Buyer’s Knowledge prior to executing this Agreement.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations.

“Post-Closing Tax Period” means any Tax period (or portion of a period) beginning on or after the day immediately following the Closing Date.

“Pre-Closing Tax Period” means any Tax period (or portion of a period) ending on or before the Closing Date.

“Purchase Price” has the meaning set forth in Section 3.1(a).

“Razor 21” means the SWD Well identified as 21 SWD 1 on Schedule 2.1(b).

“Razor 26” means the SWD Well identified as Razor 26J-2633L on Schedule 2.1(b).

“Real Property” means the Leased Real Property.

“Records” means all files, documents, instruments, papers, books, reports, records, tapes, microfilms, photographs, letters, budgets, forecasts, ledgers, journals, data, plans, technical documentation (design specifications, functional requirements, operating instructions, logic manuals, flow charts, etc.), user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), marketing documentation (sales brochures, flyers, pamphlets, web pages, etc.), and other similar materials, in each case whether or not in electronic form; but excluding any of the foregoing subject to attorney-client privilege or subject to confidentiality restrictions with a third party.

“Release” or “Released” means any release, spill, emission, overflow, leaking, pumping, pouring, dumping, emptying, discharge, disposing, deposit, injection, escaping, leaching, seepage, infiltration or migration, whether intentional or accidental, authorized or unauthorized, into the environment or into or out of any property.

“Remedial Action” means all actions, and capital expenditures, or other undertakings to (a) clean up, remove, treat or in any other way address any Hazardous Material; (b) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or property; (c) perform pre-remedial studies and investigations or post-remedial monitoring and care; or (d) to correct a condition of noncompliance with Environmental Laws.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Required Consents” has the meaning given in Section 5.2(a).

“Revised Statements” has the meaning given in Section 3.2.

“Seller” has the meaning given in the Preamble.

“Seller Employee Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA, sponsored or operated by the Seller or any of its Affiliates, any other plan, program, policy or arrangement of the Seller or its Affiliates (written or oral) whether or not subject to ERISA (including any funding mechanism therefor now in effect or required) providing for retirement, bonuses or other incentive compensation, profit-sharing, stock option, stock purchase, restricted stock, stock unit, other stock related rights, deferred compensation, vacation, health or medical benefits, life insurance, disability benefits, cafeteria (section 125), workers’ compensation, supplemental unemployment benefits, severance benefits, salary continuation, leave of absence or other fringe benefits, or any employment, consulting, termination, retention, severance, or change of control or similar agreement or arrangement of the Seller or its Affiliates.

“Seller Indemnitees” has the meaning given in Section 10.3.

“Straddle Period” is defined in Section 9.3(d).

“Surface Leases” has the meaning given in Section 2.1(d).

“SWD Wells” has the meaning given in Section 2.1(b).

“System” has the meaning given in Section 2.1(a).

“Tax” and “Taxes” means any federal, state or local tax of any kind or nature, including any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, windfall profits, environmental, severance, customs duties, capital stock, franchise, profits, capital gains, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, ad valorem, or other similar tax, including any interest, penalty, or addition thereto, whether disputed or not, and including any liability for any of the foregoing taxes or other items arising as a transferee, successor, by contract, or otherwise, for which such Person may be liable.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any governmental or quasi-governmental entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

“Tax Returns” means all returns, declarations, reports, claims for refund and information returns and statements filed or required to be filed with respect to, or in respect of, any Taxes, including any schedule or attachment thereto and any amendment thereof.

“Third Party Claim” has the meaning given in Section 10.6(a).

“Transaction Documents” has the meaning given in Section 4.2(a).

“Wild Horse” means the SWD Well identified as Wildhorse 16-13L on Schedule 2.1(b).

Section 1.2 Interpretation.

(a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) Whenever the words “include”, “includes” or “including” are used in this Agreement they are used in an illustrative rather than limiting sense and shall be deemed to be followed by the words “without limitation.”

(c) The words “ordinary course of business” mean in the ordinary course of business, consistent with industry practice.

(d) The words “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

(e) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(f) A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns.

(g) A reference to any legislation or to any provision of any legislation shall include any amendment to, and any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

(h) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(i) This Agreement does not limit or impair the rights or obligations of the parties under any of the Transaction Documents or any other agreements or instruments executed by the parties or their Affiliates in connection with the transactions contemplated herein.

(j) Time is of the essence herein.

ARTICLE 2 TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 2.1 Acquired Assets. Subject to the terms and conditions of this Agreement, immediately prior to the Closing, the Seller shall contribute, assign and transfer to Newco, and Newco shall acquire and accept from the Seller, on the terms and conditions set forth in this Agreement, all right, title and interest in and to each of the following (the “Acquired Assets”):

(a) the fresh water delivery and produced water gathering system related to, used, or held for use in the Business, as further described on Schedule 2.1(a), including the personal property and fixtures described on Schedule 2.1(a) (the “System”);

(b) the wellbores of the four saltwater disposal wells set forth on Schedule 2.1(b), together with the associated surface facilities and related infrastructure, equipment, tools, parts, and other personal property appurtenant thereto or used solely in connection with the ownership or operation of such saltwater disposal wells (the “SWD Wells”), including the produced water storage tanks located at the sites of the SWDs;

(c) the right to occupy the use of the Easements pursuant to the License;

(d) all of the rights and interests of the Seller under the real property leases, subleases, licenses or other Contracts to the Seller in which the Seller is a party, or under which the Seller otherwise has a right or option to use or occupy any real property, related to, used or held for use in connection with the Business, as set forth on Schedule 2.1(d), (the “Surface Leases”), together with all structures, facilities, fixtures, systems, improvements and items of property previously or hereafter located thereon, or attached or appurtenant thereto, and all rights and appurtenances relating to the foregoing (collectively, the “Leased Real Property”);

(e) the fresh water storage ponds used in connection with the Business as described on Schedule 2.1(e);

(f) the Acquired Contracts;

(g) all of the rights and interest of the Seller and its Affiliates in the electricity meters, electricity accounts, electricity Contracts and other power systems held by the Seller in connection with the conduct the Business and operation of the System and the SWD Wells;

(h) all Records that are related to the Business and the Acquired Assets;

(i) the Acquired Permits;

(j) all Claims of the Seller or its Affiliates related to the Business or the Acquired Assets, including any Claims for past, present or future breaches of any of the Acquired Contracts and any Claims under or pursuant to warranties, representations and guarantees made by suppliers, manufacturers and contractors of the Seller related to the Acquired Assets, the System, the SWD Wells, or the Real Property; and

(k) all property and casualty insurance proceeds, and all rights to property and casualty insurance proceeds, in each case to the extent received or receivable in respect of the Acquired Assets.

Section 2.2 Excluded Assets. The Seller will retain and not transfer, and Newco will not purchase or acquire, any assets, property, interests, or rights of the Seller other than the Acquired Assets (the “Excluded Assets”), including fiber optic lines and produced water storage tanks (except for the produced water storage tanks located at the sites of the SWDs).

Section 2.3 Assumed Liabilities. Subject to the terms and conditions contained in this Agreement, at the effective time of the Closing, Newco will assume and will be solely responsible for the following liabilities with respect to the Acquired Assets (the “Assumed Liabilities”):

(a) any and all liabilities relating to the Acquired Assets to the extent resulting from or arising out of the ownership, operation or use of any Acquired Assets or the conduct of the Business by Newco after the Closing, and the liabilities under Section 2.4(b) after the expiration of any indemnification obligation of Seller (excluding any liabilities relating to the Seller’s obligations under Sections 7.2 or 7.3 of this Agreement);

(b) Taxes related to the Acquired Assets for the period after the Closing; and

(c) Environmental Costs and Liabilities relating to the Acquired Assets resulting from, or arising out of, the ownership, operation or use of any Acquired Assets or the conduct of the Business by Newco before, at and after the Closing, except for those resulting from a breach of the representations in Section 5.8.

Section 2.4 Excluded Liabilities. Newco is not assuming any liabilities of Seller that are not identified as Assumed Liabilities pursuant to Section 2.3 above (the “Excluded Liabilities”). Excluded Liabilities shall include the following liabilities:

(a) all liabilities of the Seller which are unrelated to the Business or the Acquired Assets;

(b) any and all liabilities relating to the ownership, operation, or use of any Acquired Assets or the conduct of the Business arising on or before the Closing, or resulting from or related to any event occurring on or before the Closing, but excluding Environmental Costs and Liabilities other than those resulting from a breach of the representations in Section 5.8;

(c) all accounts payable of the Seller in respect of any services performed or products purchased by the Seller on or before the Closing;

(d) all liabilities of the Seller for fees and expenses incurred or arising in connection with this Agreement and the transactions contemplated thereby;

(e) all liabilities for Taxes of the Seller or its Affiliates, including any Taxes arising as a result of the Seller’s operation of the Business or ownership of the Acquired Assets on or prior to the Closing;

(f) all Claims against the Seller or its Affiliates, including any Claims arising out of, relating to or otherwise in respect of any Excluded Asset;

(g) all liabilities arising out of, relating to or with respect to (i) the employment or performance of services, or termination of employment or services by Seller or any of its Affiliates of any Person, including any bonus, severance, change in control or similar payments, whether or not due or accrued as a result of the transactions contemplated by this Agreement, (ii) workers’ compensation, employment, wage and hour, or other employment-related Claims against Seller, irrespective of whether such Claims are made prior to or after the Closing, or (iii) any Seller Employee Plan;

(h) all liabilities of the Seller relating to the Seller’s obligations under Sections 7.2 or 7.3 of this Agreement); and

(i) all liabilities otherwise excluded under the terms of this Agreement.

Section 2.5 Purchase and Sale of Membership Interest. Subject to the terms and conditions of this Agreement, at the effective time of the Closing, the Seller shall sell, assign and transfer to the Buyer, and the Buyer shall purchase from the Seller, free and clear of any Liens other than the Permitted Liens, all right, title and interest in and to the Seller’s Membership Interest in Newco.

ARTICLE 3 PURCHASE PRICE

Section 3.1 Purchase Price. Subject to the terms and conditions of this Agreement:

(a) The aggregate consideration to be paid by the Buyer for the purchase of the Membership Interest (the “Purchase Price”) shall be an amount equal to $75,000,000.

(b) At the Closing, the Buyer shall pay the Purchase Price to the Seller in cash, by wire transfer of immediately available funds to an account(s) designated by the Seller at least three Business Days prior to the Closing.

Section 3.2 Purchase Price Allocation. Not later than sixty days after the Closing Date, the Buyer shall prepare and deliver to the Seller a copy of Form 8594 and any required exhibits thereto (the “Asset Acquisition Statement”) allocating the Purchase Price among the Acquired Assets. The Buyer shall prepare and deliver to the Seller from time to time revised copies of the Asset Acquisition Statement (the “Revised Statements”) so as to report any matters on the Asset Acquisition Statement that need updating (including purchase price adjustments, if any). The Purchase Price paid by the Buyer for the Acquired Assets shall be allocated in accordance with the Asset Acquisition Statement or, if applicable, the last Revised Statements, provided by the Buyer to the Seller, and all income Tax Returns and reports filed by the Buyer and the Seller shall be prepared consistently with such allocation, unless otherwise required by applicable Legal Requirements.

ARTICLE 4 CLOSING

Section 4.1 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) at the offices of Seller, 1700 Broadway, Suite 2300, Denver, CO 80290 or such other location as the parties may agree. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 11:59 p.m., Denver time, on the Closing Date. The Closing shall take place virtually, by electronic exchange of documents.

Section 4.2 Closing Deliveries. At or prior to the Closing:

(a) The Seller shall deliver (or caused to be delivered) to the Buyer, or Newco, as applicable, the following:

(i) a duly executed Transfer, Assignment and Assumption Agreement, effective as of the Closing, conveying the Acquired Assets (other than the Surface Leases) to Newco;

(ii) a duly executed License granting Newco the right to occupy and use the Easements;

(iii) a duly executed Assignment and Assumption of Leases and Other Agreements, pursuant to which the Seller will assign its rights under the Surface Leases to Newco;

(iv) a duly executed counterpart to the Surface Use Agreement granting surface rights to Newco for the surface site of Razor 21;

(v) a duly executed counterpart to the Water Commitment Agreement;

(vi) a duly executed counterpart to the Produced Water Gathering and Disposal Agreement;

(vii) a duly executed counterpart to the Transition Services Agreement;

(viii) a duly executed counterpart to the Membership Interest Transfer and Assignment Agreement;

(ix) a duly executed counterpart to the Water Transportation Agreement;

(x) the Acquired Permits in the name of Newco;

(xi) the Required Consents, in form and substance reasonably satisfactory to the Buyer, other than as contemplated by the Transition Services Agreement;

(xii) a certificate, certifying as to the adoption of resolutions by the Seller and Newco to authorize the execution, delivery and performance by the Seller and Newco of this Agreement and the Transaction Documents to which the Seller or Newco is a party, certified as of the date of the Closing by an authorized officer of the Seller and Newco;

(xiii) certificates, dated within 10 days prior to the Closing, as to the good standing of the Seller and Newco in the states of Delaware and Colorado;

(xiv) a certificate of non-foreign status of the Seller and Newco, which meets the requirements of Treasury Regulation Section 1.1445-2(b);

(xv) a closing certificate, certifying as to the fact that (i) the representations and warranties made by the Seller and Newco in this Agreement are true, correct and complete in all respects as of the Closing Date, as if made on the Closing Date and (ii) the Seller and Newco have each performed and complied in all respects with all of their obligations under this Agreement which are to be performed or complied with by it prior to or on the date of the Closing; and

(xvi) all other documents reasonably requested by the Buyer to be delivered by the Seller and Newco in connection with the consummation of the transactions contemplated by this Agreement.

The items listed in clauses (i) through (xvi) above are together referred to as the “Transaction Documents”).

(b) The Buyer shall deliver (or cause to be delivered) to the Seller the following:

(i) the Purchase Price in accordance with Section 3.1(b);

(ii) a duly executed counterpart signature page to each of the Transaction Agreements to which the Buyer is a party;

(iii) a certificate, dated within 10 days prior to the Closing, as to the good standing of the Buyer in Delaware and Colorado;

(iv) a certificate, certifying as to the adoption of resolutions by the Buyer to authorize the execution, delivery and performance by the Buyer of this Agreement and the Transaction Documents to which the Buyer is a party, certified as of the date of the Closing by an authorized officer of the Buyer;

(v) a closing certificate, certifying as to the fact that (i) the representations and warranties made by the Buyer in this Agreement are true, correct and complete in all respects as of the Closing Date, as if made on the Closing Date and (ii) the Buyer has performed and complied in all respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the date of the Closing; and

(vi) all other documents reasonably requested by the Seller to be delivered by the Buyer in connection with the consummation of the transactions contemplated by this Agreement.

(c) The Buyer and the Seller shall deliver (or cause to be delivered) to the other Party, as applicable:

(i) a Termination, executed by Trailblazer Pipeline Company, LLC, of the Amended and Restated Gas Transportation Letter Agreement, dated March 24, 2015, by and between Trailblazer Pipeline Company, LLC and the Seller;

(ii) the payment by the Seller to Trailblazer Pipeline Company, LLC of the sum of $1,389,836; and

(iii) a Binding Letter Agreement, executed by Tallgrass Operations, LLC and Whiting Oil and Gas Corporation.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Buyer as follows:

Section 5.1 Organization and Authority of the Seller; Enforceability. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. The Seller has all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and to sell, assign, transfer and convey the Acquired Assets to the Buyer under this Agreement. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Seller and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate actions of the Seller. This Agreement and the other Transaction Documents constitute, legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and of general principles of equity.

Section 5.2 Consents and Approvals.

(a) Except as set forth on Schedule 5.2(a) (the “Required Consents”), there are no consents or approvals from or filing with or notice to a Governmental Authority or other Person necessary or required under any of the terms, conditions or provisions of any Legal Requirement, any Acquired Contract, License, Acquired Permit or Surface Lease, or related to the Business or any of the Acquired Assets or Assumed Liabilities, in order for the Seller to enter into this Agreement and the Transaction Agreements, to contribute and assign the Acquired Assets to Newco, to transfer and assign the Membership Interest to the Buyer, or for Newco to conduct the Business, in the manner conducted by the Buyer prior to Closing, and own the Acquired Assets following the Closing, and to otherwise consummate the transactions contemplated hereby and thereby.

(b) The execution and delivery of this Agreement, the Transaction Agreements and all other agreements, instruments and documents contemplated hereby by the Seller and the consummation of the transactions contemplated hereby and thereby will not conflict with or violate or constitute a breach or default under any applicable Legal Requirements, Orders, the Organizational Documents of the Seller, or any of the Acquired Contracts, Licenses, Acquired Permits or Surface Leases, or result in the creation or imposition of any Lien on the Acquired Assets.

Section 5.3 Title to Acquired Assets.

(a) The Seller has good and marketable title to, free and clear of any Liens, other than the Permitted Liens, all of the Acquired Assets (other than the Easements and the Leased Real Property). Upon the consummation of the transactions contemplated by this Agreement, Newco will have good and marketable title to the Acquired Assets (other than the Easements and the Leased Real Property), free and clear of all Liens, except Permitted Liens.

(b) To the Seller’s Knowledge, the Seller has a valid leasehold estate in, free and clear of any Liens arising by, through or under the Seller (but not otherwise), other than the Permitted Liens, in all of the Leased Real Property.

Section 5.4 Brokers’ Fees. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

Section 5.5 Legal Compliance; Claims. The Seller has operated the Business in compliance with all Legal Requirements (excluding Environmental Laws as to which the Seller makes no representations other than as expressly provided in Section 5.8) applicable to the Acquired Assets, except for non-compliance not reasonably expected to result in a Material Adverse Effect. There are no Claims pending, or to the Seller’s Knowledge, threatened against the Seller or any of its Affiliates that could otherwise materially and adversely impact, the Business or the Acquired Assets. Neither the Seller nor any of its Affiliates has filed or intends to file any Claim against any Person related to the Business or the Acquired Assets that could reasonably be expected to result in a Material Adverse Effect.

Section 5.6 Non-Foreign Status. The Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

Section 5.7 Permits.

(a) Schedule 5.7 is a true and complete list of all of Permits currently held by the Seller or pending for application relating to the Business or the Acquired Assets (the “Acquired Permits”) and if pending, a brief description of the current status. The Seller is not in default under any such Acquired Permits except for defaults not reasonably expected to result in a Material Adverse Effect. The Seller has timely filed applications for the renewal of such Acquired Permits as may be necessary.

(b) The Seller has provided to the Buyer copies of all Acquired Permits and any pending Permit applications and proceedings.

Section 5.8 Environmental, Health and Safety Compliance. To the Seller’s Knowledge:

(a) The Seller and each of its Affiliates are and at all times during the preceding five years have been in material compliance with all Environmental Laws and Permits with respect to the Business and the Acquired Assets.

(b) None of the Seller or any of its Affiliates is subject to any Remedial Actions under any Environmental Laws with respect to the Business or the Acquired Assets;

(c) The Seller has not been notified in writing by any Governmental Authority that any of the operations of any of the Acquired Assets is the subject of any investigation or inquiry by any Governmental Authority evaluating whether any Remedial Action is needed to respond to a release of any Hazardous Materials or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials.

(d) There are no pending Claims against the Seller or the Seller’s Affiliates related to, or in respect of, the Business or the Acquired Assets, and there are no threatened Claims against the Seller or the Seller’s Affiliates related to, or in respect of, the Business or Acquired Assets, under any Environmental Law or that may result in any Environmental Costs and Liabilities. None of the Seller or any of its Affiliates has entered into any settlement agreement, consent decree, order or other similar Contract related to any Environmental Law with respect to the Business or Acquired Assets.

(e) Except for Razor 26 and Wild Horse, the SWD Wells have never been operated and neither the Seller nor any other Person has disposed of any produced water or other Hazardous Materials in any of the SWD Wells.

Section 5.9 Real Property Matters.

(a) Except as set forth on Schedule 5.9(a), the Seller does not own any real property in fee related to, used in, or held for use in connection with the Business.

(b) The Seller has provided the Buyer with true and complete copies of the Surface Leases. The Surface Leases have not been amended or modified except pursuant to a written document, copies of which have been delivered to the Buyer. The Surface Leases are in full force and effect and are enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to creditors’ rights generally and by general principles of equity. Neither the Seller nor, to the Seller’s Knowledge, any other party to the Surface Leases is in default thereunder, and the Seller has not received any notice of default under any of the Surface Leases. The Seller enjoys peaceful and undisturbed possession of the Leased Real Property and no other Person has right to possession of any of the Leased Real Property, other than as may be provided in the instruments creating the Leased Real Property.

(c) The Seller is granting to Newco the License to use all easements, rights of way and associated rights and appurtenances related to, used or held for use in connection with the Business and the Acquired Assets (collectively, the “Easements”), including any Easements that the Seller has obtained in anticipation of any future expansions or extensions to the System within the Dedicated Acreage. Schedule 5.9(c) sets forth a true, complete and correct list of all Easements. None of the Easements have been amended, terminated or expired except as set forth on Schedule 5.9(c). All Easements have been recorded in the applicable county clerk and recorder’s office (or applicable memoranda recorded if the Easements are not to be recorded). Any amendments contemplated by the Easements that may show completed infrastructure (sometimes referred to as “as builts”) have been recorded in the applicable county clerk and recorder’s office. The Easements allow the operation of the Business as conducted by Seller, and Newco’s intended use of the System. The Seller has obtained any needed third party consents of prior lienholders, tenants, or other interest holders for the Easements. The Seller is not a party to any Contracts granting to any third party the right of use or occupancy of any portion of the Easements. The Seller has not granted any outstanding options or rights of first refusal to purchase the Easements, or any portion thereof or interest therein.

Section 5.10 Taxes. The Seller has duly and timely prepared and filed with the appropriate Tax Authorities all Tax Returns required to be filed with respect to the Business or the Acquired Assets with such Tax Authorities on or before the Closing Date, and all such Tax Returns are true, correct, and complete in all material respects. All Taxes required to be paid by the Seller (whether or not shown to be due on any such Tax Return) with respect to the Business or the Acquired Assets have been fully paid or will be paid in full on or before the Closing Date, and all Taxes that are required to be withheld or collected by the Seller, and that, if not duly and timely withheld or collected, could result in a Lien against the Acquired Assets, have been duly withheld and collected and, to the extent required, have been paid to the appropriate Tax Authority or properly deposited as required by applicable Legal Requirements. No Tax Authority is asserting or, to the Seller’s Knowledge, has threatened to assert any audit, Claim, deficiency or assessment, or proposed (formally or informally) any adjustment, for any Taxes against the Seller with respect to the Acquired Assets. Except as otherwise provided in this

Agreement as to obligations of the Seller for apportionment, sharing and payment of Taxes by and between the Seller and Newco, there is no Tax sharing agreement, Tax indemnity obligation or similar Contract, arrangement, understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other arrangement relating to Taxes) that will require any payment by the Seller as a result of the sale of the Acquired Assets.

Section 5.11 Contracts. Schedule 5.11 sets forth a true, complete and correct list of all Contracts related to the Business or the Acquired Assets, other than the Surface Leases (collectively, the “Acquired Contracts”). True, complete and correct copies of the Acquired Contracts have been delivered to Buyer. Each of the Acquired Contracts is a valid and binding obligation of the Seller and, to the Knowledge of the Seller, the other parties thereto, enforceable against the other parties thereto in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar Legal Requirements affecting the rights of creditors generally and of general principles of equity. To the Seller’s Knowledge, no event has occurred that would, on notice or lapse of time or both, entitle the counterparty to any Acquired Contract to terminate such Contract or otherwise exercise any remedy under such Contract or impose any Lien on any of the Acquired Assets. The Seller is not, nor has it received any notice from any Person alleging that it is in breach, default or violation under any Acquired Contract, and to the Seller’s Knowledge, no event has occurred or not occurred, which with notice or the lapse of time or both would constitute a breach, default, or violation of any term, condition or provision of any Acquired Contract by any other Person.

Section 5.12 Operation of Razor 26 and Wild Horse. The Seller has not received any written communication from any Person or Governmental Authority that alleges that Razor 26 or Wild Horse or the Seller’s operation thereof is not in compliance in any material respect with any applicable Legal Requirements.

Section 5.13 No Other Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 5 AND IN THE TRANSACTION DOCUMENTS, THE BUYER ACKNOWLEDGES THAT NEWCO IS ACQUIRING THE ACQUIRED ASSETS ON AN “AS IS, WHERE IS” BASIS, WITHOUT REPRESENTATION AND WARRANTY AND WITHOUT RELIANCE ON ANY INFORMATION PROVIDED TO OR ON BEHALF OF THE BUYER BY THE SELLER OR ANY THIRD PARTY, WHETHER VERBAL OR IN WRITING, AND WHETHER CONTAINED HEREIN, INCLUDING IN A DISCLOSURE SCHEDULE, OR OTHERWISE. THE SELLER EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES OF ANY NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMANCE TO SPECIFICATIONS.

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants to the Seller as follows:

Section 6.1 Organization and Authority of the Buyer; Enforceability. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has all requisite limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Buyer and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action of the Buyer. This Agreement and the Transaction Documents to which it is a party will constitute legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and of general principles of equity.

Section 6.2 Noncontravention. The execution and delivery of this Agreement and all other agreements, instruments and documents contemplated hereby by the Buyer and the consummation of the transactions contemplated hereby and thereby will not materially conflict with or violate or constitute a material breach or default under any Legal Requirements or Orders applicable to the Buyer or the Organizational Documents of the Buyer.

Section 6.3 Brokers’ Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement or the Transaction Documents.

Section 6.4 Consents. No consents, approvals or authorizations, from any Governmental Authority or other Person, are required to be obtained or made by the Buyer in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any Transaction Documents that have not been obtained or made prior to the Closing.

Section 6.5 Financial Capacity. On the day of Closing, the Buyer shall have available cash funds in an amount that are sufficient to pay the Purchase Price and to make all other cash payments, as required by and in accordance with this Agreement.

Section 6.6 Independent Evaluation. The Buyer represents that it is sophisticated in the evaluation, purchase, operation and ownership of fresh water and produced water gathering systems and salt water disposal wells and related properties. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, the Buyer represents that it has been permitted to conduct all due diligence inspections and review that it desired to conduct and relied solely on its own independent investigation and evaluation of the Acquired Assets.

ARTICLE 7 COVENANTS

Section 7.1 Public Announcements. The Buyer and the Seller shall not issue any press release or respond to any press inquiry with respect to this Agreement or the transactions contemplated hereby without the prior approval of the other party (which approval will not be unreasonably withheld, conditioned or delayed); provided, however, that any party may make any public disclosure with respect to this Agreement or the transactions contemplated hereby it believes in good faith is required by applicable Legal Requirements or any listing or trading agreement concerning its, or any of its Affiliates’, publicly-traded securities (in which case the disclosing party will use its reasonable efforts to advise the other party prior to making the disclosure, unless the name of the other party will not be used in the disclosure and the other party will not be directly or indirectly identified in the disclosure).

Section 7.2 Consents to Transfers.

(a) The Seller shall obtain and deliver to Newco at the Closing the Required Consents and any other consents as are or may be (i) required to allow the assignment to Newco of all right, title and interest in, to, and under any Contract, Surface Lease or Permit included in the Acquired Assets, (ii) relating to the Business or (iii) otherwise triggered by the transactions contemplated by this Agreement; provided, however, that to the extent any such Contract, Surface Lease or Permit is not capable of being assigned without the consent or waiver of the other party thereto or any third party (including any Governmental Authority) which is not obtained prior to the Closing, or if such assignment or attempted assignment would constitute a breach thereof or a violation of any Legal Requirement or Order, this Agreement shall not constitute an assignment or an attempted assignment of such Contracts, Surface Leases or Permits.

(b) To the extent that such Required Consents and any other such consents and waivers are not obtained by the Seller under this Agreement, to the extent permitted by Legal Requirements, this Agreement shall constitute an equitable assignment to Newco of all rights, benefits, title and interest in and to such Contracts, Surface Leases and Permits, and Newco shall be deemed to be the Seller’s agent for the purpose of completing, fulfilling and discharging all of the Seller’s rights and liabilities arising after the Closing Date under such Contracts, Surface Leases and Permits, and the Seller shall take all necessary steps and actions to provide Newco with the benefits of such Contracts, Surface Leases and Permits and shall maintain such Contracts, Surface Leases and Permits in full force and effect following the Closing Date.

(c) Without limiting the foregoing, as promptly as possible following the Closing, the Seller and its Affiliates shall execute any and all documents required by any Governmental Authority, if any, to (i) transfer the “Operator of Record” designation for the SWD Wells to Newco or the Buyer’s designee and (ii) obtain commercial permits for the SWD Wells in the name of Newco or the Buyer’s designee. To the extent required, the Seller and its Affiliates shall promptly assist Newco and the Buyer in obtaining any additional Permits reflecting Newco, the Buyer or an Affiliate thereof as the new “Operator of Record” for the SWD Wells and having the status of commercial saltwater disposal wells. This includes working with all Governmental Authorities to promptly have such Permits amended or re-submitted in order to transfer or receive new Permits reflecting Newco or the Buyer’s designee as the “Operator of Record” for the SWD Wells as commercial saltwater disposal wells. The Seller and its Affiliates agree not to take any action which could impede the transfer of such Permits to Newco or the Buyer or the granting of new Permits for the benefit of the Buyer in accordance with the foregoing.

Section 7.3 Easements.

(a) In addition to the Seller’s obligations under Section 7.2, the Seller shall obtain and deliver to Newco at the Closing any consents as are required to allow the granting of the License to Newco or otherwise required by the transactions contemplated by this Agreement. To the extent the License of any Easement is not capable of being granted without the consent or waiver of the other party thereto or any third party (including any Governmental Authority) and such consent or waiver is not obtained at or prior to the Closing, or if such assignment or attempted assignment would constitute a breach thereof or a violation of any Legal Requirement or order, this Agreement shall not constitute a granting of the License or an attempted granting of the License for such Easement.

(b) To the extent that such consents and waivers related to the License of any Easements are not obtained by the Seller under this Agreement, this Agreement, to the extent permitted by Legal Requirements, shall constitute an equitable grant of the License by the Seller to Newco of the rights and benefits in and to such Easements, and the Seller shall take all necessary steps and actions to provide Newco with the benefits of such License and shall maintain such Easements in full force and effect following the Closing Date; and Newco shall assume and be subject to all liabilities and obligations of such License. The Seller shall continue (in consultation with Newco) obtaining such consents and waivers missing post-Closing at the Seller’s sole cost and expense.

ARTICLE 8 FURTHER ASSURANCES

Each party shall, from time to time at the reasonable request of the other party hereto, and without further consideration, execute and deliver such other instruments of sale, transfer, conveyance, assignment, clarification and termination, and take such other action as the party making the request may reasonably require to effectuate the intentions of the parties and the transactions contemplated hereunder and related hereto (including that the Seller shall continue to make available its records post-Closing to the Buyer and Newco regarding the Acquired Assets). The Seller intends to convey the Acquired Assets to Newco as of the Closing, and Newco intends to assume the Assumed Liabilities as of the Closing; provided, however, if it is determined after Closing that: (a) any of the Acquired Assets were not in fact conveyed to Newco, and that any Acquired Assets are incorrectly held in the name of the Seller, (b) the title to any Excluded Asset is incorrectly in the name of Newco, (c) any Assumed Liability was not properly assumed by Newco or (d) any Excluded Liabilities were incorrectly assumed by Newco, then the parties shall take all such action necessary to promptly and correctly convey any such Acquired Assets to Newco, or any such part of the Excluded Assets to the Seller, or to cause Newco to promptly and correctly assume any such Assumed Liabilities or to cause the Seller to promptly and correctly assume any such Excluded Liabilities.

ARTICLE 9 TAX MATTERS

Section 9.1 Audits and Contests.

(a) After the Closing, the Seller shall promptly notify the Buyer in writing of the proposed assessment or the commencement of any Tax audit or administrative or judicial proceeding or of any demand or claim on the Seller or Newco (a “Contest”) which, if determined adversely to the taxpayer or after the lapse of time, could be result in additional Taxes imposed on Newco or the Buyer or be grounds for indemnification by the Seller. Such notice shall contain factual information (to the extent known to the Seller) and describe the asserted Tax liability in reasonable detail and shall include copies of any notice or other document received from any Taxing Authority in respect of any such asserted Tax liability.

(b) With respect to any Contest involving any taxable period all or any portion of which is after the Closing, the Buyer shall direct and control, through counsel of its own choosing, such Contest; provided, that that Seller may elect to direct a Contest if the Seller acknowledges in writing its liability for all Taxes, Losses, or other amounts payable with respect thereto, by notice to the Buyer within 15 days after delivery of the notice of the Contest, in which case the Buyer shall cooperate, at the Seller’s expense, in each phase of such Contest. If the Seller does not elect to direct the Contest, the Buyer shall control of such Contest.

Section 9.2 Certificates. The Buyer, Newco and the Seller further agree, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Taxing Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

Section 9.3 Other Tax Matters.

(a) The Seller hereby agrees to be liable for and to indemnify and hold the Buyer Indemnitees harmless from and against, and pay to the Buyer Indemnitees the amount of, any and all Losses in respect of (i) all Taxes of the Seller or relating to the Acquired Assets, Newco (or any predecessor) (A) for any taxable period ending prior to the Closing, and (B) for the portion of any Straddle Period ending at the close of business on the Closing Date (determined as provided in Section 9.3(d)); or (ii) any and all Taxes imposed on any member of a consolidated, combined or unitary group of which the Seller (or any predecessor) is or was a member on or prior to the Closing Date; or (iii) the failure to perform any covenant contained in this Agreement with respect to Taxes. Any claim for indemnity under Section 9.3(a)(iii) may be made at any time prior to thirty (30) days after the expiration of the applicable statute of limitations.

(b) The Seller shall file or cause to be filed the Tax Returns relating to the Acquired Assets, Newco or the Business that relate to a Pre-Closing Tax Period or that relate to a Straddle Period if such Tax Returns are due prior to the Closing and, pay or cause to be paid all Taxes shown due thereon. All Tax Returns described in this Section 9.3(b) shall be prepared in a manner consistent with prior practice.

(c) Following the Closing, the Buyer shall cause to be timely filed all Tax Returns (other than those described in Section 9.3(b)) related to the Acquired Assets, Newco and the Business that relate to a Straddle Period or a Post-Closing Tax Period as may be due after the Closing and, subject to the right of payment from the Seller under Section 9.3(a), pay or cause to be paid all Taxes shown as due on such Tax Returns or that may otherwise become due.

(d) If any Tax (or Tax refund) relates to a period that begins before and ends after the Closing Date (a “Straddle Period”), the parties shall use the following conventions for determining the portion of such Tax (or Tax refund) that relate to a Pre-Closing Tax Period and which relates to a Post-Closing Tax Period: (i) in the case of property Taxes and other similar Taxes imposed on a periodic basis, the amount of Taxes (or Tax refunds) attributable to the Pre-Closing Tax Period shall be determined by multiplying the Taxes for the entire period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period, and the remaining amount of such Taxes (or Tax refunds) shall be attributable to the Post-Closing Tax Period; and (ii) in the case of all other Taxes, the amount of Taxes (or Tax refunds) attributable to the Pre-Closing Tax Period shall be determined as if a separate return was filed for the period ending as of the end of the day on the Closing Date using a “closing of the books methodology,” and the remaining amount of the Taxes (or Tax refunds) for such period shall be attributable to the Post-Closing Tax Period; provided, however, that for purposes of clause (ii), exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be apportioned between the Pre-Closing Tax Period and the Post-Closing Tax Period in proportion to the number of days in each such period.

(e) The Buyer, Newco and the Seller shall (i) assist in the preparation and timely filing of any Tax Return (including any claim for a Tax refund) relating to the Acquired Assets, Newco and the Business; (ii) assist in any audit or other proceeding with respect to Taxes or Tax Returns relating to the Acquired Assets, Newco and the Business; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns relating to the Acquired Assets, Newco or the Business; (iv) provide any information required to allow the other Party to comply with any information reporting or withholding requirements contained in the Code or other applicable Tax Legal Requirements; and (v) provide certificates or forms, and timely execute any Tax Returns that are necessary or appropriate to establish an exemption for (or reduction in) any Transfer Tax.

(f) Should any Taxing Authority impose or assess any Colorado sales or use tax or documentary fee due as a result of the transfer of the Acquired Assets to Newco or the sale of the Membership Interest by the Seller to the Buyer, such taxes shall be paid by the Buyer.

ARTICLE 10 INDEMNIFICATION

Section 10.1 Survival. The representations and warranties contained in this Agreement shall terminate upon the expiration of 180 days following the Closing; provided, however, that (a) the representations and warranties contained in Section 5.1, Section 5.4, Section 6.1, and Section 6.3 (collectively, the “Fundamental Representations”) shall survive indefinitely. Any representation and warranty that would otherwise terminate in accordance with the immediately preceding sentence shall continue to survive if notice of an Indemnity Claim has been timely given under this Article 10 on or prior to the applicable termination date until the claim for indemnification asserted therein has been satisfied or otherwise resolved as provided in this Article 10, but only with respect to the matter set forth in such notice. All covenants contained in this Agreement shall survive indefinitely or for the period explicitly specified therein.

Section 10.2 Indemnification Provisions for Benefit of the Buyer and Newco. Subject to the other terms and conditions of this Article 10, the Seller shall indemnify, defend and hold harmless each of the Buyer, Newco and each of their respective Affiliates, Representatives, shareholders, members, managers, partners, officers, directors, employees, contractors, and agents (collectively, the “Buyer Indemnitees”) against any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees arising out of, related to, or resulting from:

(a) any breach by the Seller of any of the representations or warranties of the Seller contained in this Agreement;

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Seller pursuant to this Agreement;

(c) any Excluded Liability; or

(d) any costs and expenses incurred by the Seller in connection with (i) the SWD Wells prior to Closing or (ii) the installation of pumps and automated valves within the System and the related service drop to provide permanent electricity that is required to service such assets prior to Closing.

Section 10.3 Indemnification Provisions for Benefit of the Seller. Subject to the other terms and conditions of this Article 10, the Buyer and Newco shall indemnify, defend, and hold harmless each of the Seller and its Affiliates and Representatives, and each of their respective shareholders, members, managers, partners, officers, directors, employees, contractors, and agents (collectively, the “Seller Indemnitees”) against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees arising out of, related to, or resulting from:

(a) any breach by the Buyer of any of the representations or warranties of the Buyer contained in this Agreement;

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Buyer pursuant to this Agreement; or

(c) any Assumed Liability.

Section 10.4 Certain Limitations Indemnification.

(a) Neither the Buyer Indemnitees nor the Seller Indemnitees shall be entitled to indemnity from and against any Losses for which a Party has an indemnification obligation hereunder: (i) until the Buyer Indemnitees or the Seller Indemnitees, as applicable, have suffered aggregate Losses, by reason of all such breaches in excess of $100,000 (the “Deductible”) (after which point the Buyer Indemnitees or the Seller Indemnitees, as applicable, shall be entitled to indemnity only for Losses in excess of the Deductible), and (ii) for an aggregate amount in excess of $15,000,000.

(b) Notwithstanding anything in this Agreement to the contrary, the limitations set forth in Section 10.4(a) shall not apply to Losses: (i) based upon fraud, intentional misrepresentation, willful breach or criminal matters or (ii) related to any claim for indemnification by any Party under Section 10.2(d) of this Agreement.

(c) Notwithstanding anything in this Agreement to the contrary, no claim for indemnification by any Party against any other Party under Sections 10.2(b), 10.2(c), 10.3(b) and 10.3(c) of this Agreement may be made after the expiration of one (1) year following the Closing Date.

Section 10.5 Notice of Claims; Resolution of Conflicts.

(a) Any party hereto seeking indemnification (the “Indemnified Party”) must give the other party (the “Indemnifying Party”) notice within the time periods set forth in Section 10.1 above of any Claim for Losses (i) stating the aggregate amount of the Losses or an estimate thereof, in each case to the extent known or determinable at such time, and (ii) the nature of the misrepresentation, breach or Claim to which such item is related (such notice, a “Indemnity Claim”).

(b) If the Indemnifying Party objects in writing to any Indemnity Claim by the Indemnified Party, the Indemnifying Party shall have 10 days from the receipt of such Indemnity Claim to respond in a written statement, which objection shall state with reasonable particularity the Claims or Losses to which the Indemnifying Party objects. If the Indemnifying Party fails to so object within such 10-day period, or objects to only a portion of the Claims or Losses specified in such Indemnity Claim, the Indemnifying Party shall be liable for the Indemnity Claim or portion thereof to which it has not objected, along with all associated Losses (subject to the limitations contained herein). With respect to any dispute as to any Indemnity Claim, the Seller and the Buyer (or Newco) shall attempt in good faith for 30 days to agree upon the rights of the respective parties with respect to each of such Indemnity Claim.

(c) If the Buyer (or Newco) and the Seller cannot reach an agreement pursuant to Section 10.5(b) regarding any Indemnity Claim, then either party may commence litigation.

(d) Indemnity Claims for Losses the validity and amount of which have been the subject of a final judicial determination by a Governmental Authority of competent jurisdiction, after the expiration of the time in which to appeal therefrom, and Claims or Losses the validity and amount of which shall have either not been objected to within the 10-day period provided in Section 10.5(b), or have been settled between the parties, are hereinafter referred to, collectively, as “Agreed Claims”. Within 10 days of the determination of the amount of any Agreed Claims, (i) if the Buyer or Newco is the Indemnified Party, then the Seller shall pay to the Buyer or Newco, as applicable, an amount equal to the Agreed Claim by wire transfer in immediately available funds to the bank account or accounts designated by the Buyer or Newco in a notice to the Seller, or (ii) if the Seller is the Indemnified Party, then the Buyer or Newco shall pay to the Seller an amount equal to the Agreed Claim by wire transfer in immediately available funds to the bank account or accounts designated by the Seller in a notice to the Buyer or Newco.

Section 10.6 Matters Involving Third Parties.

(a) If an Indemnified Party is subject to any Claim by a third party with respect to any matter which may give rise to a claim for indemnification hereunder (a “Third Party Claim”), then the Indemnified Party shall notify the Indemnifying Party with reasonable promptness after receiving notice of such Claim; provided, however, that (i) no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless, and then solely to the extent that, the Indemnifying Party is actually and materially prejudiced thereby; and (ii) any such notice might be delivered within the time periods set forth in Section 10.1 above.

(b) If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party against any and all Losses (subject to Section 10.4) that may result from a Third Party Claim pursuant to the terms of this Agreement, the Indemnifying Party shall have the right, upon notice to the Indemnified Party within 15 days of receipt of notice from the Indemnified Party of the commencement of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has failed to assume the defense thereof. If the Indemnifying Party does not expressly elect to assume the defense of such Third Party Claim within the time period and otherwise in accordance with the first sentence of this Section, the Indemnified Party shall have the sole right to assume the defense of and to settle such Third Party Claim. If the Indemnifying Party assumes the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party or (ii) the named parties to the Third Party Claim (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party may present such counsel with a conflict of interest. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim if such settlement, compromise or judgment (i) involves a finding or admission of wrongdoing, (ii) does not include an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim or (iii) imposes equitable remedies or any obligation on the Indemnified Party other than solely the payment of money damages for which the Indemnified Party will be indemnified hereunder.

Section 10.7 Certain Additional Provisions Relating to Indemnification.

(a) After the Closing, except for in the case of fraud, the indemnification provisions set forth in this Article 10 shall constitute the sole and exclusive recourse and remedy available to the parties hereto with respect to the breach of this Agreement.

(b) All payments by an Indemnifying Party under this Article 10 shall be treated as an adjustment to the Purchase Price for all foreign, federal, state and local income Tax purposes.

ARTICLE 11 MISCELLANEOUS

Section 11.1 Expenses. Except as otherwise provided herein, each of the parties hereto agrees to be responsible for its own costs incurred by it incident to the performance of its obligations hereunder, without right of reimbursement from the other, whether or not the transactions contemplated by this Agreement shall be consummated, including those costs incident to the preparation of this Agreement, and the fees and disbursements of legal counsel, accountants and consultants employed by the respective parties in connection with the transactions contemplated by this Agreement.

Section 11.2 Assignment. This Agreement may not be assigned by operation of law or otherwise by either party without the prior written consent of the other party; provided, however, that the Buyer and Newco, as applicable, may assign this Agreement to any Affiliate of the Buyer or Newco, as applicable, without the prior consent of the Seller; provided, such assignment shall not release the Buyer or Newco from any of its obligations or liabilities under this Agreement. Any attempted assignment of this Agreement in contravention of this Section 11.2 will be void ab initio.

Section 11.3 Governing Law; Venue. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Colorado, without regard to any choice of law rules that would require the application of the laws of any other jurisdiction. Each of the parties irrevocably agrees that any Claim arising out of or relating to this Agreement brought by the other party or its successors or assigns shall be brought and determined in any Colorado state or federal court sitting in the City and County of Denver, Colorado, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Claim arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any Claim relating thereto except in the courts described above, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Claim arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the state or federal courts in Denver, Colorado as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Claim in any such court is brought in an inconvenient forum, (ii) the venue of such Claim is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 11.4 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.5 Amendment and Modification. No amendment, modification, waiver, replacement, termination, or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by the Buyer, Newco and the Seller.

Section 11.6 Notices. All notices, requests, demands and other communications hereunder shall be made in writing. Notices, requests, demands and other communications shall be deemed to be duly given upon the date of delivery, if delivered by hand; upon the date of sending, if delivered by email to the email address set forth below (with written confirmation of delivery); upon the third Business Day after mailing, if mailed by certified or registered mail with postage prepaid; or upon the first Business Day after dispatch, if sent by nationally-recognized overnight courier as follows:

If to the Seller:

Whiting Oil and Gas Corporation

1700 Broadway, Suite 2300

Denver, CO 80290

Attention: Bruce DeBoer, V.P., General Counsel and Secretary

Email: bruced@whiting.com

If to the Buyer or Newco:

BNN Redtail, LLC

370 Van Gordon Street

Denver, CO 80228

Attention: Jeff Nelson and Adam Schiche

Email: jeff.nelson@bnn-energy.com; adam.schiche@tallgrassenergyllp.com

With a copy to (which shall not constitute notice):

Holland & Hart LLP

555 17th Street, Suite 3200

Denver, CO 80202

Attention: Sam Edwards

Email: SEEdwards@hollandhart.com

or to such other addresses as any party may provide to the other parties in writing.

Section 11.7 Entire Agreement. This Agreement, together with the Transaction Documents and Exhibits, attachments, and schedules hereto and thereto, and the certificates, agreements, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Buyer, Newco and the Seller in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or between the Buyer, Newco and the Seller, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

Section 11.8 Successors. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and to their respective successors and permitted assigns.

Section 11.9 Counterparts. This Agreement may be executed by electronic means and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 11.10 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a Governmental Authority not to be enforceable in accordance with its terms, the parties agree that the Governmental Authority making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

Section 11.11 Headings. The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement.

Section 11.12 Disclosure of Tax Treatment and Structure. Notwithstanding anything in this Agreement or the documents or agreements contemplated hereby to the contrary, the parties (and each employee, Representative or other agent of the parties) may disclose to the U.S. Internal Revenue Service or other relevant Governmental Authority, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the parties relating to such tax treatment and tax structure, such disclosure to be permissible as of the date of the execution of this Agreement. Furthermore, nothing contained in this agreement shall restrict the ability of a party to consult a tax advisor of its own choosing with respect to the transactions contemplated by this Agreement.

(Signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Purchase and Sale Agreement to be duly executed as of the day and year first above written.

SELLER:

WHITING OIL AND GAS CORPORATION

By:	/s/ James J. Volker
Name:	James J. Volker
Title:	President and Chief Executive Officer

NEWCO:

BNN WESTERN, LLC

By:	Whiting Oil and Gas Corporation
Its:	Sole Member

By:	/s/ James J. Volker
Name:	James J. Volker
Title:	President and Chief Executive Officer

BUYER:

BNN REDTAIL, LLC

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

(Purchase and Sale Agreement)

SCHEDULES

These Schedules are provided pursuant to the Transfer, Purchase and Sale Agreement (together with all Schedules and Exhibits thereto, the “Purchase Agreement”), dated as of December 16, 2015, by and among Whiting Oil and Gas Corporation, a Delaware corporation (the “Seller”), BNN Western LLC, a Delaware limited liability company (“BNN Western”) and BNN Redtail LLC, a Delaware limited liability company (“Buyer”). Capitalized terms not otherwise defined in these Schedules shall have the respective meanings given to them in the Purchase Agreement.

In addition, the disclosure of any item in these Schedules is subject to the following terms and conditions:

(a)	All references to Section numbers are to Sections of the Purchase Agreement, unless otherwise stated.

(b)	The headings and descriptions of representations, warranties and covenants herein are for descriptive purposes and convenience of reference only and should not be deemed to affect such representations, warranties, or covenants or to limit the exceptions made hereby or the provisions hereof.

(c)	The disclosure of any item in these Schedules will not be deemed or interpreted to broaden or narrow the Seller’s representations and warranties, obligations, covenants, conditions or agreements contained in the Purchase Agreement.

(d)	The disclosure of any item in these Schedules does not waive any attorney-client privilege associated with such item or information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

(e)	The information and disclosure contained in each section of these Schedules shall be deemed to be disclosed in any other sections of these Schedules only to the extent that such information and/or disclosure is specifically incorporated by reference into any other sections of these Schedules.

(f)	Notwithstanding any provision set forth herein, the disclosures in these Schedules shall not be deemed to revise, modify or alter any term of the Purchase Agreement.

Schedule 1.1

DEDICATED ACREAGE AREA

6th Principal Meridian

Weld County, Colorado

Township 6N – Range 61W	Township 10N – Range 56W
Township 6N – Range 62W	Township 10N – Range 57W
Township 10N – Range 58W
Township 7N – Range 56W	Township 10N – Range 59W
Township 7N – Range 57W	Township 10N – Range 60W
Township 7N – Range 58W	Township 10N – Range 61W
Township 7N – Range 59W	Township 10N – Range 62W
Township 7N – Range 60W
Township 7N – Range 61W	Township 11N – Range 56W
Township 7N – Range 62W	Township 11N – Range 57W
Township 11N – Range 58W
Township 8N – Range 56W	Township 11N – Range 59W
Township 8N – Range 57W	Township 11N – Range 60W
Township 8N – Range 58W	Township 11N – Range 61W
Township 8N – Range 59W	Township 11N – Range 62W
Township 8N – Range 60W
Township 8N – Range 61W	Township 12N – Range 56W
Township 8N – Range 62W	Township 12N – Range 57W
Township 12N – Range 58W
Township 9N – Range 56W	Township 12N – Range 59W
Township 9N – Range 57W	Township 12N – Range 60W
Township 9N – Range 58W	Township 12N – Range 61W
Township 9N – Range 59W	Township 12N – Range 62W
Township 9N – Range 60W
Township 9N – Range 61W
Township 9N – Range 62W

Schedule 2.1(a)

THE SYSTEM

FRESH WATER SYSTEM

•	Seven (7) Fresh Water Ponds

The Redtail Fresh Water Storage and Distribution System is a network of 7 interconnected fresh water storage ponds, with a total storage capacity of 2.46 MM BBLs. There are two additional storage ponds (Ponds E and G) that have not been built, but are permitted for an additional 1.5 MM BBLs of storage. The pond sizes vary between 100,000 to 656,000 bbls capacity depending on the pond. Please reference Schedule 2.1(e) for a more detailed description of each pond.

• Pond A:	Active

• Pond B:	Active

• Pond C:	Active

• Pond D:	Active

• Pond F:	Active

• Pond H:	Active

• Pond I:	Active

•	Fresh Water Pipeline System

There are interconnecting HDPE SDR 11 fresh water pipelines ranging from 4-inch to 18-inch in nominal diameter. The MAOP of HDPE SDR 11 in fresh water service is 200 psig with a 1.6X safety factor. These lines are buried at an approximate depth of 5 to 6 ft. to top of pipe.

Pipeline system incorporates air-removal valves located at certain high points in the pipeline system. Air-valves prevent the lines from becoming air-locked and/or flow capacity being restricted due to the presence of air pockets.

Additionally, there are strategically placed surface hydrants located in the interconnecting pipeline right-of-ways so that “flatline” (temporary surface lines), with or without booster pumps, can be connected and run to the pads where frac jobs are being pumped.

Fresh Water Pipelines

Size	Length	Material
18”	6.4 miles	HDPE SDR 11
16”	10.7 miles	HDPE SDR 11
12”	13.9 miles	HDPE SDR 11
8”	140 feet	HDPE SDR 11
6”	51 feet	HDPE SDR 11
4”	28 feet	HDPE SDR 11

•	Fresh Water Pump Stations

There are permanent pumping stations either existing or under construction at four of the ponds. These permanent pumping stations contain pumps with electric motor drivers. Please reference Schedule 5.7 for a more detailed breakdown and status of the electric power at these sites.

These pump stations have the ability to completely pump down the pond levels with minimum piping exposed to freezing conditions.

Pond A, Pond B, Pond H, Pond I are building enclosed pump stations connected to the ponds via concrete wet wells or dry wells, depending on the specific pond in question. The pumping stations are designed with pressurized bladder surge vessels to prevent water hammer in the pipeline system.

Pond C, Pond D, Pond F pumps stations are singe unit open-air pump stations.

Razor-22-North Booster and Razor-28-South Booster pump stations are singe unit open-air pump stations for the purpose of increasing pipeline capacity.

Installed Pump Stations

Location	Pumps	Pond Capacity	Electrical	Control System
Pond A	(3) 150HP	152,840 BBL	800A 480V MCC 800A 480V Transfer Switch 550kW 480V Generator	AB Compact Logix PLC, Panelview HMI
Pond B	(3) 100HP	85,000 BBL	800A 480V MCC 800A 480V Transfer Switch 455kW 480V Generator	AB Compact Logix PLC, Panelview HMI
Pond C	(1) 300HP	105,020 BBL	600A 480V Panel	AB RIO
Pond D	(1) 300HP	152,840 BBL	600A 480V Panel	AB RIO
Pond F	(1) 300HP	656,000 BBL	600A 480V Panel	AB RIO
Pond H	(3) 150HP	656,000 BBL	800A 480V MCC 800A 480V Transfer Switch 550kW 480V Generator	AB Control Logix PLC, Panelview HMI
Pond I	(4) 200HP	656,000 BBL	1200A 480V MCC 1200A 480V Transfer Switch 550kW 480V Generator	AB Control Logix PLC, Panelview HMI
Razor-22-North Booster	(1) 300HP	N/A	600A 480V Panel	AB RIO
Razor-28-South Booster	(1) 300HP	N/A	600A 480V Panel	AB RIO

NOTE: 300HP pumps and associated VFD are leased.

•	Automation / SCADA

The fresh water system is remotely monitored and controlled via HMI terminal running Wonderware software accessing the (5) PLCs and associated remote I/O panels. All mechanical systems and valves can be operated remotely. All communications are routed through the Seller’s fiber optic network. A valve control PLC is located in the Redtail radio tower building. This PLC is utilized to control valves and 300HP pumps.

PRODUCED WATER SYSTEM

•	Produced Water Pipeline System

The produced water pipeline system ranges from 2-inch to 6-inch in nominal diameter and a description is included below. The MAOP of the produced water pipeline system is 740 psig. The main pipeline system is constructed of flexible steel with laterals constructed of API 5L Carbon Steel. These lines are buried at an approximate depth of 5 feet to 6 feet to top of pipe.

Installed Produced Water Pipelines

Size	Length	Material
6”	33.6 miles	Flexible Steel
4”	289 feet	Carbon Steel Sch 80
3”	1904 feet	Carbon Steel Sch 80
2”	49 feet	Carbon Steel Sch 80

•	Saltwater Disposal Facilities

There are three Saltwater Disposal facilities that have been built. Please reference the chart below for a detailed description and status.

•	Horsetail 19 SWD

•	Wildhorse 16 SWD

•	Razor 26 SWD

Installed SWD Facilities

Location	Injection Pumps	Truck Lanes	Filtration	Unfiltered Storage	Filtered Storage	Electrical	Control System
Horsetail 19 SWD	(3) 400HP 6850BPD 2200PSIG	0	15,000 BPD	6,500 BBL	4,500 BBL	2500A 480V MCC 800A 480V MCC 2500A Transfer Switch	AB Control Logix PLC, Panelview HMI
Wildhorse 16 SWD	(3) 400HP 6850BPD 2200PSIG	(4) Lanes (2) 15HP pumps	15,000 BPD	11,000 BBL	9,000 BBL	2500A 480V MCC 800A 480V MCC 2500A Transfer Switch	AB Control Logix PLC, Panelview HMI
Razor 26 SWD	(3) 400HP 6850BPD 2200PSIG	(4) Lanes (2) 15HP pumps	15,000 BPD	11,000 BBL	9,000 BBL	2500A 480V MCC 800A 480V MCC 2500A Transfer Switch	AB Control Logix PLC, Panelview HMI

•	Four (4) Saltwater Disposal Wells

There are four drilled Saltwater Disposal Wells. Please reference Section 2.1(b) for a more detailed description of the SWD’s.

•	Horsetail 19N-1924M-R

•	Razor 21 SWD 1

•	Wildhorse 16-13L

•	Razor 26J-2633L

•	Automation / SCADA

The system is designed with local control equipment to operate the SWD facilities. A produced water balancing PLC is located in the Redtail radio tower building; this PLC is utilized to balance the pipeline system.

•	Seismic Monitoring

Spectrasesis, Inc. has been contracted to install, operate and provide reporting on five (5) monitoring stations for a period of one year with a second year operating and reporting option available. One station is in the vicinity of each well with the 5th location offset to assist in event detection and location.

Schedule 2.1(b)

SALTWATER DISPOSAL WELLS

Horsetail 19N-1924M-R – Status: Finalizing Construction
API Number:	05-123-40630-00
Lessor:	RJM Land Company, LLC
Lessee:	Whiting Oil and Gas Corporation
Location:	T10N - R57W, 6th Principal Meridian
Section 19: SWSE
N/S - E/W Distance:	660’ FSL - 2656’ FEL
Spud Date:	12/6/2014
Total Depth (TVD):	8,330 ftKB
1st Injection Date:	Estimated 1/1/2015

Razor 21 SWD 1 – Status: In Process for Use by Special Review (“USR”)
API Number:	05-123-40777-00
Lessor:	Whiting Oil and Gas Corporation
Lessee:	BNN Western, LLC
Location:	T10N - R58W, 6th Principal Meridian
Section 21: NWSE
N/S - E/W Distance:	2595’ FSL - 2317’ FEL
Spud Date:	2/4/2015
Total Depth (TVD):	8,550 ftKB
1st Injection Date:	Unknown

Wildhorse 16-13L – Status: Active
API Number:	05-123-37374-00
Lessor:	Wade E. Castor and Deland Todd Caster
Lessee:	Whiting Oil and Gas Corporation
Location:	T9N - R59W, 6th Principal Meridian
Section 16: NWSW
N/S - E/W Distance:	1954’ FSL - 613’ FWL
Spud Date:	5/31/2013
Total Depth (TVD):	10,060 ftKB
1st Injection Date:	11/2/2015

Razor 26J-2633L – Status: Active
API Number:	05-123-37495-00
Lessor:	Timbro Ranch & Cattle Co. LLC
Lessee:	Whiting Oil and Gas Corporation
Location:	T10N - R58W, 6th Principal Meridian
Section 26: NWSE
N/S - E/W Distance:	2251’ FSL - 2047’ FEL
Spud Date:	7/23/2013
Total Depth (TVD):	9,412 ftKB
1st Injection Date:	10/2/2015

Schedule 2.1(d)

SURFACE AGREEMENTS

See Attached.

Schedule 2.1(d)

Assignment and Assumption of Leases and Other Agreements

Prospect Name	County	Lease no.	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description
REDTAIL PROSPECT	Weld	CO076.319-000	SUR	PATRICK J WOODS	WHITING OIL AND GAS CORPORATION	12/26/2013	3989592 AMENDED 3961787	6th PM T9N Sec 1:	R59W Gr acs: 0.0000 Net acs: 0.0000
SW/4 A 14.32 ACRE TRACT, MORE OR LESS

REDTAIL PROSPECT	Weld	CO076.425-000	SUR	TIMBRO RANCH AND CATTLE COMPANY, LLC	WHITING OIL AND GAS CORPORATION	4/8/2014	4012177	6th PM T10N Sec 12: Sec 10: Sec 25:	R58W NE/4 NW/4 NE/4

REDTAIL PROSPECT	Weld	CO076.437-000	SUR	NELSON RANCHES, INC.	WHITING OIL AND GAS CORPORATION	6/30/2014	NOT RECORDED	6th PM T10N Sec 20: Sec 7: Sec 21:	R58W NE/4 - POND G LOT 4 - POND H SE/4 - POND I

REDTAIL PROSPECT	Weld		SUR	TWO MILE RANCH, GP	WHITING OIL AND GAS CORPORATION	10/19/2015	NOT RECORDED	6th PM T10N R58W Sec 18: SE/4 - POND D

REDTAIL PROSPECT	Weld		SUR	ROBERT ROHN	WHITING OIL AND GAS CORPORATION	10/19/2015	NOT RECORDED	6th PM T10N R58W Sec 33: SW/4 - POND B

REDTAIL PROSPECT	Weld	CO076.464-000	SUR	WADE E. CASTOR AND DELAND TODD CASTOR	WHITING OIL AND GAS CORPORATION	11/7/2014	4100547 AMENDED 12/11/2015	6th PM T9N R59W Sec 16: NW/4SW/4

REDTAIL PROSPECT	Weld	CO076.465-000	SUR	RJM LAND COMPANY LLC	WHITING OIL AND GAS CORPORATION	10/2/2015	4100546 AMENDED 12/3/2015	6th PM T10N R57W Sec 19: SW/4SE/4

REDTAIL PROSPECT	Weld	CO076.465-000	SUR	TIMBRO RANCH AND CATTLE COMPANY, LLC	WHITING OIL AND GAS CORPORATION	8/26/2014	4105581 AMENDED 4113700 AMENDED 12/8/2015	6th PM T10N R58W Sec 26: NW/4SE/4

Schedule 2.1(e)

FRESH WATER PONDS

Pond A

Location:	T9N - R59W, 6th Principal Meridian
Section 1: SW
Lessor:	Patrick J. Woods
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	500’ x 200’ x 12’, 1.5:1 slope
Pond Volume:	152,840 bbls
Status:	Building on location with permanent electric installed

Pond B

Location:	T10N - R58W, 6th Principal Meridian
Section 33: SW
Lessor:	Robert Rohn
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	350’ x 200’ x 10’-12’, 1.5:1 slope
Pond Volume:	85,000 bbls
Status:	Building on location with permanent electric installed, less the meter

Pond C

Location:	T10N - R58W, 6th Principal Meridian
Section 10: NW
Lessor:	Timbro Ranch and Cattle Company, LLC
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	350’ x 200’ x 12’, 1.5:1 slope
Pond Volume:	105,020 bbls
Status:	No building and no electric on site but is in progress

Pond D

Location:	T10N - R57W, 6th Principal Meridian
Section 18: SE
Lessor:	Two Mile Ranch, GP
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	500’ x 200’ x 12’, 1.5:1 slope
Pond Volume:	152,840 bbls
Status:	No building and no electric on site but is in progress

Pond E

Location:	T10N - R58W, 6th Principal Meridian
Section 12: NE
Lessor:	Timbro Ranch and Cattle Company, LLC
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	No Pond
Pond Volume:	725,000 bbls
Status:	No pond, no building and no electric on site

Pond F

Location:	T10N - R58W, 6th Principal Meridian
Section 25: NE
Lessor:	Timbro Ranch and Cattle Company, LLC
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	500’ x 400’ x 20’, 2:1 slope
Pond Volume:	725,000 bbls
Status:	No building and no electric on site but is in progress

Pond G

Location:	T10N - R58W, 6th Principal Meridian
Section 20: NE
Lessor:	Nelson Ranches, Inc.
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	No Pond
Pond Volume:	725,000 bbls
Status:	No pond, no building and no electric on site

Pond H

Location:	T10N - R58W, 6th Principal Meridian
Section 7: Lot 4
Lessor:	Nelson Ranches, Inc.
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	500’ x 400’ x 20’, 2:1 slope
Pond Volume:	725,000 bbls
Status:	Building on location with permanent electric installed

Pond I

Location:	T10N - R58W, 6th Principal Meridian
Section 21: SE
Lessor:	Nelson Ranches, Inc.
Lessee:	Whiting Oil and Gas Corporation
Dimensions:	500’ x 400’ x 20’, 2:1 slope
Pond Volume:	725,000 bbls
Status:	Building on location with permanent electric installed

Schedule 5.2(a)

REQUIRED CONSENTS

Eleven (11) Consents for the grant of the License in the Easements from landowners:

•	CO076.900-052; Betty J. Castor Conservatorship

•	CO076.900-071; Timbro Ranch and Cattle Company, LLC

•	CO076.900-072; Nelson Ranches, Inc.

•	CO076.900-076; Nelson Ranches, Inc.

•	CO076.900-077; Nelson Ranches, Inc.

•	CO076.900-096; Timbro Ranch and Cattle Company, LLC

•	CO076.900-105; Nelson Ranches, Inc.

•	CO076.900-114; Lendyl J. Walker and Debra J. Walker

•	CO076.447-000; Timbro Ranch and Cattle Company, LLC

•	CO076.465-000; RJM Land Company LLC

•	CO076.464-000; Wade E Castor and Deland Todd Castor

The following Consents related to the Surface Leases and the Leased Real Property:

•	Ten (10) Supplements to Access, Surface Damage and Easement Agreement (Swath Agreement)

•	New Improvement & Road Maintenance Agreements for:

•	Razor 26;

•	Wild Horse 16;

•	Horsetail 19N; and

•	Posting of Cash/Collateral Bond for Agreements.

•	Consents for Assignment of Disposal Agreements from landowners (if necessary):

•	Razor 26;

•	Wild Horse 16; and

•	Horsetail 19N.

•	Amended and Restated Water Disposal Agreements for:

•	Razor 26;

•	Wild Horse 16; and

•	Horsetail 19N.

•	Surface Lease Agreements for:

•	Pond B; and

•	Pond D.

The following Consents and/or filings with Governmental Authorities:

•	Each of the Permits listed on Schedule 5.7 that are not currently issued and finalized, which such Permits are hereby incorporated by reference herein;

•	Colorado Oil & Gas Conservation Commission:

The following forms shall be completed, executed and delivered by Seller to BNN Western at Closing, except as provided in the Transition Services Agreement. Following Closing, BNN Western shall be responsible for filing the forms with the Colorado Oil & Gas Conservation Commission and posting the commercial bond.

•	Form 10

•	Sundry Notice

•	Posting of Commercial Bond

•	Weld County

•	Amendments to USR Permits/Applications

•	Construction and Access Permits

•	Colorado Department of Public Health and Environment

•	Air Permit authorizations for diesel generator engines

•	Construction Stormwater Permit

Schedule 5.7

ACQUIRED PERMITS

PONDS

Pond A

Weld County Access Permit
Permit Number:	AP13-00323
Approved Date:	12/16/2013
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	434578
Approved Date:	10/7/2013
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	434797
Approved Date:	10/21/2013
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG14-00007
Approved Date:	1/23/2014
Status:	Issued and Finalized

Air Pollution Emission Notice – Diesel Reciprocating Combustion Engine
Permit Number:	GP06
Approved Date:	6/21/2014
Status:	Issued and Approved

Pond B

Weld County Access Permit
Permit Number:	AP13-00009
Approved Date:	1/22/2013
Status:	Issued and Finalized

Amended Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	431440
Approved Date:	4/13/2014
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	431441
Approved Date:	1/24/2013
Status:	Issued and Finalized

Building Permit with Electric Generator Power
Permit Number:	OLG14-00008
Approved Date:	1/23/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Status:	Awaiting One-Line Diagram to submit application

Air Pollution Emission Notice – Diesel Reciprocating Combustion Engine
Permit Number:	GP06
Approved Date:	6/21/2014
Status:	Issued and Approved

Pond C

Weld County Access Permit
Permit Number:	AP13-00293
Approved Date:	3/4/2014
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	434570
Approved Date:	10/6/2013
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	434796
Approved Date:	10/21/2013
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Status:	Awaiting One-Line Diagram to submit application

Pond D

Weld County Access Permit
Permit Number:	AP11-00363
Approved Date:	9/1/2011
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Status:	Application submitted and under review

Earthen Pit Report/Permit (COGCC Form 15)
Status:	Application submitted and under review

Building Permit with Permanent Electric Power
Status:	Awaiting One-Line Diagram to submit application

Pond E

Weld County Access Permit
Permit Number:	AP14-00282
Approved Date:	7/28/2014
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438008
Approved Date:	7/6/2014
Status:	Issued and Finalized

Pond F

Weld County Access Permit
Permit Number:	AP15-00091
Approved Date:	10/29/2015
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438068
Approved Date:	7/11/2014
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	438550
Approved Date:	8/15/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Status:	Awaiting One-Line Diagram to submit application

Pond G

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438283
Approved Date:	7/25/2014
Status:	Issued and Finalized

Pond H

Weld County Access Permit
Permit Number:	AP14-00283
Approved Date:	7/29/2014
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438510
Approved Date:	8/11/2014
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	438549
Approved Date:	8/15/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG15-00088
Approved Date:	3/27/2015
Status:	Issued and Finalized

Air Pollution Emission Notice – Diesel Reciprocating Combustion Engine
Permit Number:	GP06
Submitted Date:	10/7/2015
Status:	Revised Application Submitted

Pond I

Weld County Access Permit
Permit Number:	AP14-00281
Approved Date:	7/28/2014
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438282
Approved Date:	7/25/2014
Status:	Issued and Finalized

Earthen Pit Report/Permit (COGCC Form 15)
OGCC Pit Number:	438552
Approved Date:	8/15/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG15-00122
Approved Date:	4/17/2015
Status:	Issued and Finalized

Manufactured Structure Permit
Permit Number:	MFG15-00121
Approved Date:	8/7/2015
Status:	Issued and Finalized. Permit set to expire 2/7/2016.

Air Pollution Emission Notice – Diesel Reciprocating Combustion Engine
Permit Number:	GP06
Submitted Date:	4/24/2015
Status:	Submitted – Waiting on Approval

SALTWATER DISPOSAL WELLS

Razor 26J-2633L SWD

Weld County Access Permit
Permit Number:	AP15-00091
Approved Date:	10/29/2015
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	440165
Approved Date:	11/28/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG15-00087
Approved Date:	4/1/2015
Status:	Issued and awaiting final inspection

Manufactured Structure Permit
Permit Number:	MFG15-00092
Approved Date:	7/7/2015
Status:	Issued, Finalized and Trailer Removed

Weld County Grading Permit
Permit Number:	GRD15-0027
Approved Date:	2/18/2015
Status:	Issued and awaiting final inspection

Wildhorse 16-13L SWD

Weld County Access Permit
Permit Number:	AP10-00136
Approved Date:	11/30/2010
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	159595
Approved Date:	1/12/2015
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG15-00159
Approved Date:	5/4/2015
Status:	Issued and awaiting final inspection

Manufactured Structure Permit
Permit Number:	MFG15-00091
Approved Date:	7/7/2015
Status:	Issued and permit set to expire 1/3/2016.

Weld County Grading Permit
Permit Number:	GRD15-0041
Approved Date:	4/29/2015
Status:	Issued and awaiting final inspection

Horsetail 19N-1924M-R SWD

Weld County Access Permit
Permit Number:	AP15-00091
Approved Date:	10/29/2015
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	438078
Approved Date:	11/20/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Permit Number:	OLG15-00160
Approved Date:	7/29/2015
Status:	Issued and awaiting final inspection

Manufactured Structure Permit
Permit Number:	MFG15-00167
Approved Date:	N/A
Status:	Submitted and under review

Weld County Grading Permit
Permit Number:	GRD15-0040
Approved Date:	11/23/2015
Status:	Issued and awaiting final inspection

Razor 21 SWD 1

Weld County Access Permit
Permit Number:	AP14-00221
Approved Date:	7/7/2014
Status:	Issued and Finalized

Oil and Gas Location Assessment (COGCC Form 2A)
Location ID:	440312
Approved Date:	12/10/2014
Status:	Issued and Finalized

Building Permit with Permanent Electric Power
Status:	Application submitted for USR

Manufactured Structure Permit
Status:	Application submitted for USR

Weld County Grading Permit
Status:	Application submitted for USR

FRESH WATER PIPELINE AND PUMPHOUSE VALVE ACTUATORS

Wildhorse 01 Pond A Pumphouse (4-5)
Electrical Permit:	Permit closed, electrical in service
Electrical Construction:	Completed and energized with utility power
Mechanical Status:	Completed
Commissioning:	Completed

Razor 33 Pond B Pumphouse (13-14)
Electrical Permit Number:	OLG14-00008
Electrical Construction:	Completed, utility power installed, need meter release
Mechanical Status:	Completed
Commissioning:	No

Razor 07 Pond H Pumphouse (30-31)
Electrical Permit:	Permit closed, electrical in service
Electrical Construction:	In Progress
Mechanical Status:	Completed
Commissioning:	Completed

Razor 21 Pond I Pumphouse (21-22):
Electrical Permit:	Permit closed, electrical in service
Electrical Construction:	In progress
Mechanical Status:	In Progress
Commissioning:	No

Wildhorse 01 Pond A Junction Booster (6-8)
Electrical Permit Number:	OLG15-00300
Electrical Construction:	Completed and energized with utility power
Mechanical Status:	Completed
Commissioning:	Completed

Razor 32 Booster (11)
Electrical Permit Number:	OLG15-00301
Electrical Construction:	Completed and energized with utility power
Mechanical Status:	Completed
Commissioning:	No

Razor 33 Pond B Corridor (12)
Electrical Permit Number:	OLG14-00008
Electrical Construction:	Completed, utility power installed, need meter release
Mechanical Status:	Completed
Commissioning:	No

Razor 28 Junction (16-19)

Electrical Permit Number:	OLG15-00429
Electrical Construction:	Completed and energized with utility power
Mechanical Status:	Completed
Commissioning:	No

Razor 08 West Booster (33-35)

Electrical Permit Number:	OLG15-00439
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Razor 07 Future (32)

Electrical Permit Number:	OLG15-00436
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Razor 08 East Future (36)

Electrical Permit Number:	OLG15-00463
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Razor 10 Pond C (38-39)

Electrical Permit Number:	OLG15-00464
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	Completed
300HP Pump:	Operational

Razor 11 Hydrant (43)

Electrical Permit Number:	OLG15-00465
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Horsetail 07 Future (45)

Electrical Permit Number:	OLG15-00467
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Horsetail 18 Pond D Hydrant Booster (48-49)

Electrical Permit Number:	OLG15-00466
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No
300HP Pump:	Operational

Razor 22 North Booster (58)

Electrical Permit Number:	OLG15-00469
Electrical Construction:	Completed
Mechanical Status:	Completed
Commissioning:	Complete
300HP Pump:	Operational

Razor 28 South Booster (20)

Electrical Permit Number:	OLG15-00428
Electrical Construction:	Completed, energized w/ utility power
Mechanical Status:	Completed
Commissioning:	Complete
300HP Pump:	Operational

Razor 21 Pond I Corridor (23-24)

Electrical Permit Submitted:	9/29/15
Electrical Construction:	Completed, utility power installed
Mechanical Status:	Completed
Commissioning:	No

Razor 21 Plant Risers (25)

Electrical Permit Submitted:	9/29/15
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Razor 21 Crossover (26-27):

Electrical Permit Submitted:	9/29/15
Electrical Construction:	Almost complete, waiting on utility to install service
Mechanical Status:	Completed
Commissioning:	No

Razor 25 Pond F (55)

Electrical Permit Number:	OLG15-00468
Electrical Construction:	In-progress, waiting on utility to install service
Mechanical Status:	In-progress
Commissioning:	No
300HP Pump:	Operational

GLOBAL PERMITS

Construction Stormwater Permit

Permit Number:	COR-030000
Certificate Number:	COR-03H118
Revision Date:	April 2015
Status:	Active

Schedule 5.9(a)

REAL PROPERTY

RAZOR 21 SWD #1

Township 10 North, Range 58 West, 6th P.M.

Section 21: NW/4SE/4

Schedule 5.9(c)

EASEMENTS

See Attached.

Schedule 5.9(c)

License to Occupy and Use Easement

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description
REDTAIL PROSPECT	Weld	CO076.290-000	Easement	SUR	NELSON RANCHES INC.	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/9/15 RECORDING INFO PENDING	3/24/2013	3926286	6th PM T10N Sec 21:	R58W ALL

REDTAIL PROSPECT	Weld	CO076.292-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY, LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 30:	R57W LOT 2, SW/4NW/4, S/2NE/4 (S/2N/2)

REDTAIL PROSPECT	Weld	CO076.293-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 11:	R58W Gr acs: 0.0000 Net acs: 0.0000 S/2N/2

REDTAIL PROSPECT	Weld	CO076.297-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T9N Sec 5:	R59W Lots 1, 2, 3, 4 (N/2N/2)

REDTAIL PROSPECT	Weld	CO076.300-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T9N Sec 4:	R59W Lots 1, 3, 4

REDTAIL PROSPECT	Weld	CO076.301-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 22:	R58W N/2N/2

REDTAIL PROSPECT	Weld	CO076.302-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 12:	R58W S/2N/2

REDTAIL PROSPECT	Weld	CO076.305-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 26:	R58W N/2S/2

REDTAIL PROSPECT	Weld	CO076.306-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	3/27/2013	3961777	6th PM T10N Sec 25:	R58W N/2N/2

REDTAIL PROSPECT	Weld	CO076.320-000	Easement	SUR	TIMBRO RANCH AND CATTLE COMPANY, LLC	WHITING OIL AND GAS CORPORATION SUPPLEMENT TO SWATH TAKEN 12/8/15 RECORDING INFO PENDING	8/23/2013	3961777	6th PM T10N Sec 10:	R58W S/2N/2

REDTAIL PROSPECT	Weld	CO076.900-007	Easement	ROW	ROBERT ROHN	WHITING OIL AND GAS CORPORATION	3/21/2013	3924693	T10N Sec 32: Sec 33:	R58W S/2 SW/4, W/2SE/4
									AN EXCLUSIVE PERMANENT EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 9604 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-008	Easement	ROW	JOHN HYNES, JR, JUSTIN HYNES, AND JENNIFER HYNES	WHITING OIL AND GAS CORPORATION	3/14/2013	3924694	T9N Sec 3:	R59W NW/4
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 2879 FEET IN LENGTH

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description

REDTAIL PROSPECT	Weld	CO076.900-009	Easement	ROW	PAUL HENG	WHITING OIL AND GAS CORPORATION	3/14/2013	3924696	T9N	R59W
									Sec 3:	NW/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 2879 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-010	Easement	ROW	MERRILY SETLAK	WHITING OIL AND GAS CORPORATION	3/14/2013	3924695	T9N	R59W
									Sec 3:	NW/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) IN WIDTH (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 2879 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-013	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	4/10/2013	3926285	6th PM
									T9N	R58W
									Sec 5:	W/2
									Sec 6:	S/2
									T9N	R59W
									Sec 1:	N/2
									Sec 3:	NE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 18,047 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-015	Easement	ROW	NELSON RANCHES, INC.	WHITING OIL AND GAS CORPORATION	4/19/2013	3929907	6th PM
									T10N	R58W
									Sec 21:	E/2
									Sec 28:	NE/4, N/2SE/4, SW/4SE/4
									Sec 33:	W/2NE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 11,433’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-040	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	6/18/2013	3944600	6th PM
									T9N	R59W
									Sec 2:	N/2
									Sec 4:	E/2NE/4, E/2NW/4, N/2S/2
									Sec 5:	NW/4
									Sec 6:	NE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 13,842’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-043	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	6/18/2013	3944602	6th PM
									T10N	R58W
									Sec 26:	NE/4, N/2S/2
									T10N	R57W
									Sec 30:	N/2
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 4,327 FEET IN LENGTH

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description

REDTAIL PROSPECT	Weld	CO076.900-044	Easement	ROW	NELSON RANCHES INC., A COLORADO CORPORATION	WHITING OIL AND GAS CORPORATION	6/19/2013	3944605	6th PM
									T10N	R58W
									Sec 21:	E/2
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1101’ IN LENGTH.

REDTAIL PROSPECT	Weld	CO076.900-045	Easement	ROW	NELSON RANCHES INC., A COLORADO CORPORATION	WHITING OIL AND GAS CORPORATION	6/19/2013	3944603	6th PM
									T10N	R58W
									Sec 28:	N/2SE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1310’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-046	Easement	ROW	PATRICK J WOODS	WHITING OIL AND GAS CORPORATION	8/28/2013	3961782	6th PM
									T9N	R59W
									Sec 1:	SW/4
AN EXCLUSIVE PIPELINE EASEMENT THIRTY FEET WIDE (15 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1935 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-047	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	8/23/2013	3961779	6th PM
									T9N	R59W
									Sec 1:	NW/4
AN EXCLUSIVE PIPELINE EASEMENT THIRTY FEET (30’) WIDE (15 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1643 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-048	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY, LLC	WHITING OIL AND GAS CORPORATION	8/23/2013	3961778	6th PM
									T10N	R58W
									Sec 11:	N/2
									Sec 12:	N/2
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80”) WIDE (40 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 4112’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-049	Easement	ROW	RJM LAND COMPANY, LLC	WHITING OIL AND GAS CORPORATION	8/26/2013	3961781	6th PM
									T10N	R57W
									Sec 19:	W/2, NE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 8722’ IN WIDTH

REDTAIL PROSPECT	Weld	CO076.900-052	Easement	ROW	BETTY J CASTOR CONSERVATORSHIP WELLS FARGO BANK, NATIONAL ASSOCIATION AS CONSERVATOR	WHITING OIL AND GAS CORPORATION	9/25/2013	3972049	6th PM
									T10N	R58W
									Sec 27:	N/2S/2
PIPELINE EASEMENT 60 FEET IN WIDTH, BEING 30 FEET ON EACH SIDE OF THE CENTERLINE

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description

REDTAIL PROSPECT	Weld	CO076.900-053	Easement	ROW	WILLIAM M WANEKA, GARY DEAN WANEKA, LESLIE GLEN WANEKA AND ROBIN ALLAN WANEKA	WHITING OIL AND GAS CORPORATION	7/24/2013	3961780	6th PM T10N Sec 10:	R58W S/2
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 2270’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-055	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	10/3/2013	3973949	6th PM T10N Sec 15:	R58W E/2
									AN EIGHTY FOOT (80’) WIDE EASEMENT (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 5283’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-056	Easement	ROW	WILLIAM M WANEKA, GARY DEAN WANEKA, LESLIE GLEN WANEKA AND ROBIN ALLAN WANEKA	WHITING OIL AND GAS CORPORATION	10/22/2013	3981249	6th PM
								3981250	T10N	R58W
								3981251	Sec 10:	S/2
								3981252	AN EXCLUSIVE PIPELINE EASEMENT EIGHTY (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 3040’ IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-058	Easement	ROW	NELSON RANCHES, INC.	WHITING OIL AND GAS CORPORATION	12/10/2013	3985581	6th PM
									T10N	R58W
									Sec 17:	E/2
									AN EIGHTY FOOT (80’) WIDE EASEMENT (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 5428 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-059	Easement	ROW	JACKIE LEE FISCUS AND SHIRLEY FISCUS	WHITING OIL AND GAS CORPORATION	1/10/2014	3993705	6th PM
									T10N	R57W
									Sec 7:	E/2
									Sec 18:	NE/4
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 5870 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-060	Easement	ROW	JACKIE LEE FISCUS AND SHIRLEY FISCUS	WHITING OIL AND GAS CORPORATION	1/10/2014	3993703	6th PM
									T10N	R57W
									Sec 7:	N/2
									Sec 8:	N/2
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 11,448 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-066	Easement	ROW	TWO MILE RANCH, A COLORADO GENERAL PARTNERSHIP	WHITING OIL AND GAS CORPORATION	2/18/2014	3999128	6th PM
									T10N	R57W
									Sec 18:	E/2
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 2347 FEET IN LENGTH

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description

REDTAIL PROSPECT	Weld	CO076.900-067	Easement	ROW	TWO MILE RANCH, A COLORADO GENERAL PARTNERSHIP	WHITING OIL AND GAS CORPORATION	1/13/2014	3999127	6th PM T10N Sec 18:	R57W SE/4

REDTAIL PROSPECT	Weld	CO076.900-067	Easement	ROW	TWO MILE RANCH, A COLORADO GENERAL PARTNERSHIP	WHITING OIL AND GAS CORPORATION	9/23/2014	4060112	6th PM T10N Sec 18:	R57W SE/4

REDTAIL PROSPECT	Weld	CO076.900-071	Easement	ROW	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	8/4/2014	4039012	6th PM
									T10N	R58W
									Sec 25:	NE/4
NONEXCLUSIVE PIPELINE EASEMENT THIRTY FEET (30) WIDE (15 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 500 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-072	Easement	ROW	NELSON RANCHES INC.	WHITING OIL AND GAS CORPORATION	8/8/2014	4039013	6th PM
									T10N	R58W
									Sec 7:	SW/4
									Sec 8:	SW/4

REDTAIL PROSPECT	Weld	CO076.900-076	Easement	ROW	NELSON RANCHES INC	WHITING OIL AND GAS CORPORATION	8/21/2014	4045533	6th PM
									T10N	R58W
									Sec 21:	SE/4
NONEXCLUSIVE PIPELINE EASEMENT SIXTY FEET (60’) WIDE (30 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 806 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-077	Easement	ROW	NELSON RANCHES INC	WHITING OIL AND GAS CORPORATION	8/21/2014	4045532	6th PM
									T10N	R58W
									Sec 7:	SW/4
NONEXCLUSIVE PIPELINE EASEMENT SIXTY FEET (60’) WIDE (30 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1443 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-088	Easement	ROW	COLBY N. VAN CLEAVE AND SANDRA K. VAN CLEAVE	WHITING OIL AND GAS CORPORATION	8/23/2014	4045530	6th PM
									T9N	R57W
									Sec 4:	W/2
									Sec 8:	N/2
									Sec 9:	NW/4

REDTAIL PROSPECT	Weld	CO076.900-091	Easement	ROW	BAR Y BAR RANCH INC	WHITING OIL AND GAS CORPORATION	9/25/2014	4060111	6th PM
									T10N	R58W
									Sec 7:	SE/4
									Sec 8:	SE/4
AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 7040 FEET IN LENGTH

Prospect Name	County	Lease no.	Agreement Type	Record type	Lessor / Grantor	Lessee / Grantee	Lease date	Recording #	Legal description
REDTAIL PROSPECT	Weld	CO076.900-092	Easement	ROW	LINDA SUE SHAWCROSS, CRAIG WILLIAM TOEDTLI, DONNA L LEIFHEIT, MILTON W PRESLER, DOROTHY L ROBERTS, GARY D TOEDTLI, LARRY W TOEDTLI	WHITING OIL AND GAS CORPORATION	9/16/2014	4060110	6th PM
									T10N	R57W
									Sec 28:	SW/4
									Sec 29:	N/2
									Sec 33:	S/2 AND W/2
									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40’ ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 19,239 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-096	Easement	ROW	TIMBRO RANCH AND CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORATION	11/4/2014	4061995	6th PM T9N Sec 4: Sec 9: Sec 16:	R59W W/2 W/2 N/2

REDTAIL PROSPECT	Weld	CO076.900-105	Easement	ROW	NELSON RANCHES INC	WHITING OIL AND GAS CORPORATION	2/13/2015	4086317	6th PM T10N Sec 28: Sec 29:
										R58W
										N/2, E/2SW/4
										NW/4, SW/4NE/4

REDTAIL PROSPECT	Weld	CO076.900-110	Easement	ROW	WALTER E. JOHNSON, JR. AND LINDA F. DENNE	WHITING OIL AND GAS CORPORATION	3/24/2015	4096698	6th PM T10N Sec 28: Sec 29:	R58W W/2W/2 E/2E/2

REDTAIL PROSPECT	Weld	CO076.900-113	Easement	ROW	DAVID REED, SHAWNA STEVENS, AND LINDA GLAW	WHITING OIL AND GAS CORPORATION	3/24/2015	4098258 4098261 4098262	6th PM T10N Sec 30:	R58W N/2SE/4. SE/4NE/4

REDTAIL PROSPECT	Weld	CO076.900-114	Easement	ROW	LENDYL J WALKER AND DEBRA J WALKER	WHITING OIL AND GAS CORPORATION	4/3/2015	4104059	6th PM T10N Sec 30:	R58W SW/4

									AN EXCLUSIVE PIPELINE EASEMENT EIGHTY FEET (80’) WIDE (40 FEET ON EACH SIDE OF THE CENTERLINE) AND APPROXIMATELY 1,033.20 FEET IN LENGTH

REDTAIL PROSPECT	Weld	CO076.900-115	Easement	ROW	BETTY JEAN CASTOR CONSERVATORSHIP, WELLS FARGO BANK, NA, AS CONSERVATOR	WHITING OIL AND GAS CORPORAION	4/2/2015	4104057	6th PM T10N Sec 27:	R58W N/2S/2

									AN EXCLUSIVE PERMANENT EASEMENT 20 FEET WIDE (10’ ON EACH SIDE OF THE CENTERLINE)

REDTAIL PROSPECT	Weld	CO076.900-116	Road	SUR	BETTY JEAN CASTOR CONSERVATORSHIP, WELLS FARGO BANK, NA, AS CONSERVATOR	WHITING OIL AND GAS CORPORAION	4/2/2015	4104058	6th PM T10N Sec 27:	R58W SW/4NW/4 and N/2S/2

									ROAD AGREEMENT

REDTAIL PROSPECT	Weld	CO076.900-123	Easement	ROW	TIMBRO RANCH & CATTLE COMPANY LLC	WHITING OIL AND GAS CORPORAION	10/9/2019	4152611	6th PM T10N Sec 30:	R57W NW/4

REDTAIL PROSPECT	Weld	CO076.900-124	Easement	ROW	NELSON RANCHES INC.	WHITING OIL AND GAS CORPORAION	10/7/2015	4152612	6th PM T10N Sec 20:	R58W NE/4

Schedule 5.11

ACQUIRED CONTRACTS

Contract Name:	Redtail Disposal Program–Induced Seismicity Monitoring (ISM) Program
Company Name:	Spectraseis Inc.
Address:	1600 Stout Street, Suite 1600
Denver, CO 80202
Service Provided:	Seismic equipment, monitoring and reporting
Document Number:	WPC-081915-2
Contract Date:	9/3/2015

Contract Name:	Rental/Sale Estimate
Company Name:	Rain For Rent
Address:	1682 Denver Avenue
Fort Lupton, CO 80621
Service Provided:	Rental Equipment
Estimate Number:	10-056-657342
Contract Date:	4/29/2015

Contract Name:	Rental Order
Company Name:	Satellite Shelters, Inc. - Denver
Address:	6680 E. 86th Court
Commerce City, CO 80022
Service Provided:	Trailer Rental
Rental Number:	RO343445
Order Date:	4/23/2015